UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): October 3, 2001


                                 FX ENERGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                        0-25386               87-0504461
-------------------------------  ------------------------   ------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)


               3006 Highland Drive
                    Suite 206
              Salt Lake City, Utah                               84106
   -----------------------------------------                  -----------
    (Address of Principal Executive Offices)                   (Zip Code)


               Registrant's Telephone Number, including Area Code:
                                 (801) 486-5555


                                      N/A
              -----------------------------------------------------
              (Former name, former address, and formal fiscal year,
                          if changed since last report)

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                                ITEM 7. EXHIBITS
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      The following is filed as an exhibit to this report:

                   SEC
   Exhibit      Reference
    Number        Number           Title of Document                 Location
-------------- ------------ -------------------------------------- ------------

   Item 99.                 Other Exhibits
-------------- ------------ -------------------------------------- ------------
    99.01           16      Press Release dated October 3, 2001     This filing



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                        ITEM 9. REGULATION FD DISCLOSURE
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         On October 3, 2001, FX Energy, Inc. issued a press release providing an operations update and comment on elections in Poland. A copy of the press release is attached as Exhibit 99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                               -------------------

This report contains forward-looking statements. Forward-looking statements are not guarantees of future drilling or other exploration or development results, the actual presence or recoverability of estimated reserves, the ability to establish reserves equal to the potential of exploration targets, production amounts or revenues, construction costs or schedules or similar matters. Forward-looking statements are subject to risks and uncertainties outside FX Energy's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see FX Energy's 2000 annual report on Form 10-K and other SEC reports.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FX ENERGY, INC.
                                           Registrant



Dated:  October 3, 2001                  By  /s/ Scott J. Duncan
                                             --------------------------------
                                             Scott J. Duncan, Vice-President


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